                                                                   EXHIBIT 10.25

GUY CARPENTER                                     Guy Carpenter & Company, Inc.
                                                  Centennial Lakes, Suite 400
                                                  3600 Minnesota Drive
                                                  Edina, MN  55435
                                                  952 920 3300  Fax 952 920 9382

Cover Note

                                              File #: 8958-00-0001-00
                                              Effective Date: January 1, 2004
                                              Issue Date:

COMPANY:

         THE DIRECT GENERAL GROUP

         Nashville, Tennessee

         including Direct Insurance Company, Direct General Insurance Company, Direct General Insurance Company of Louisiana, Direct General Insurance Company of Mississippi, and/or any other companies that are now or may hereafter become members of the Direct General Group, (hereinafter referred to collectively as the "Company").

TITLE

         Property Catastrophe Excess of Loss Reinsurance Program

BUSINESS REINSURED:

         In force, new and renewal business, classified by the Company as Private Passenger Automobile Physical Damage Business (Comprehensive only). This includes business assumed from Old American County Mutual Insurance Company of Dallas, Texas.

ACCOUNT BASIS:

         Losses Occurring

GUY CARPENTER                                 Page: 2 of 16
                                              File #: 8958-00-0001-00
                                              Effective Date: January 1, 2004
                                              Issue Date:

COVER:

         The Reinsurer will be liable in respect of each and every Loss Occurrence, irrespective of the number and kinds of Policies involved, for the following:

                           PLACEMENT                 LIMIT                 RETENTION
                           ---------                 -----                 ---------
First Excess                  100%                $3,000,000              $ 2,000,000
Second Excess                 100%                $5,000,000              $ 5,000,000
Third Excess                  100%                $5,000,000              $10,000,000

         The Company warrants that it will retain a minimum of 2.50% of any loss covered hereunder net and unreinsured in any manner.

         The maximum value of any one vehicle covered hereunder will be $75,000, or so deemed.

         The Company shall be permitted to carry additional reinsurance on its retention hereunder, as well as quota share in effect on private passenger automobile, recoveries from which shall be disregarded when establishing Ultimate Net Loss for purposes of this Article.

TERM:

         Effective 12:01 a.m., Central Standard Time, January 1, 2004, and shall remain in full force for one year , expiring 12:01 a.m., Central Standard Time, January 1, 2005.

         Includes Loss in Progress wording.

TERRITORY:

         Applies to losses arising out of Policies written in the United States of America, its territories and possessions, Puerto Rico and Canada, wherever occurring.

GUY CARPENTER                                 Page: 3 of 16
                                              File #: 8958-00-0001-00
                                              Effective Date: January 1, 2004
                                              Issue Date:

EXCLUSIONS:

         This Agreement does not cover:

         1. As regards interests which at time of loss or damage are on shore, no liability shall attach hereto in respect of any loss or damage which is occasioned by war, invasion, hostilities, acts of foreign enemies, civil war, rebellion, insurrection, military or usurped power, or martial law or confiscation by order of any government or public authority. This War Exclusion Clause shall not, however, apply to interests which at time of loss or damage are within the territorial limits f the United States of America (comprising the fifty States of the Union, the District of Columbia, and including bridges between the U.S.A. and Mexico provided they are under United States ownership), Canada, St. Pierre and Miquelon, provided such interests are insured under policies, endorsements or binders containing a standard war or hostilities or warlike operations exclusion clause.

         2. Business excluded by the attached Nuclear Incident Exclusion Clause - Physical Damage - Reinsurance - U.S.A.

         3. Pools Associations and Syndicates, except losses from Assigned Risk Plans or similar plans are not excluded.

         4.       Excess of loss reinsurance.

         5. Mortgage Impairment Insurance or other similar covers, however styled.

         6. Liability of the Company arising by contract, operation of law or otherwise from its participation or membership, whether voluntary or involuntary, in any insolvency fund. "Insolvency fund" includes any guarantee fund, insolvency fund, plan, pool, association, fund or other arrangement, howsoever denominated, established or governed, which provides for any assessment of or payment or assumption by the Company of part or all of any claim, debt, charge, fee or other obligation of an insurer or its successors or assigns which has been declared by any competent authority to be insolvent or which is otherwise deemed unable to meet any claim, debt, charge, fee or other obligation in whole or in part.

GUY CARPENTER                                 Page: 4 of 16
                                              File #: 8958-00-0001-00
                                              Effective Date: January 1, 2004
                                              Issue Date:

EXCLUSIONS:  (CONT'D)

         7. Loss arising out of the ownership, maintenance or use of any vehicle, the principal use of which is:

                  a.       as a public or livery conveyance;

                  b.       emergency vehicles;

                  c. drive-yourself motor vehicles available for leasing periods of less than six moths;

                  d.       automobiles used in speed contests and races;

                  e.       motorcycles.

         8.       Commercial Automobile Physical Damage and Liability business.

         9.       Private Passenger Automobile Liability business.

         10.      Excess of Policy limits and extra contractual obligations.

         11. Loss or damage or costs or expenses arising from seepage and/or pollution and/or contamination, other than contamination from smoke damage. Nevertheless, this exclusion does not preclude any payment of the cost of the removal of debris or property damaged by a loss otherwise covered hereunder, but subject always to a limit of 25% of the Company's Property Business loss under the original Policy.

         12.      Terrorism - NMA 2930 (B).

         13.      Cyber / Information Technology Hazards (NMA 2912)

         Business which is beyond the terms, conditions or limitations of this Agreement may be submitted to the Reinsurer for special acceptance hereunder and such business, if accepted by the Reinsurer, shall be subject to all of the terms, conditions and limitations of this Agreement except as modified by the special acceptance.

GUY CARPENTER                                 Page: 5 of 16
                                              File #: 8958-00-0001-00
                                              Effective Date: January 1, 2004
                                              Issue Date:

PREMIUM:

         Deposit premiums payable in advance quarterly installments, adjusted within 60 days after contract expiration, subject to minimum premium requirements, as follows:

                     PREMIUM          DEPOSIT        MINIMUM
                      RATE            PREMIUM        PREMIUM
                      ----            -------        -------
First Excess         1.565%          $600,000       $480,000
Second Excess        0.979%          $375,000       $300,000
Third Excess         0.555%          $212,500       $170,000

REINSTATEMENT:

         One at 100% as to time, pro-rata as to amount.

REPORTS:

         Annual, 60 days following expiration.

DEFINITIONS:

         Private Passenger Automobile Physical Damage Business
         Ultimate Net Loss (with loss adjustment expenses included and
              Declaratory Judgment expenses included)
         Loss Occurrence NMA 2244 (amended; no reinstatement in same event) Net Written Premium Income (comprehensive premium only)
         Policy

GUY CARPENTER                                 Page: 6 of 16
                                              File #: 8958-00-0001-00
                                              Effective Date: January 1, 2004
                                              Issue Date:

CLAUSES:

         Agency
         Net Retained Lines (attached)
         Currency
         Loss Funding (including IBNR, for known loss occurrences) Taxes (Attached)
         Notice of Loss and Loss Settlements
         Offset (broad)
         Delay, Omission or Error
         Inspection
         Arbitration (in Nashville, Tennessee)
         Service of Suit  (Updated - Attached)
         Insolvency
         Original Conditions (Attached)
         Entire Agreement (Attached)
         Guy Carpenter & Company, Inc. Intermediary Clause
         Company Signing Block
         Mode of Execution (attached)

GUY CARPENTER                                 Page: 7 of 16
                                              File #: 8958-00-0001-00
                                              Effective Date: January 1, 2004
                                              Issue Date:

EFFECTED WITH:

            REINSURER                        REFERENCE #           FEIN #             NAIC #
            ---------                        -----------           ------             ------
Endurance Specialty Insurance Ltd                               98-0362-892         AA-3194130
IPCRe Limited                                  006849/04                            AA-3190463
QBE Reinsurance Corporation                                      23-1641984         10219
XL Re Limited                               6107/01/2004         98-0351953         AA-3190757
Placed in London Marketplace thru Guy
Carpenter & Company

This Cover Note confirms the terms and conditions of the reinsurance negotiated with the listed reinsurers on your behalf. In the event that any of these details do not meet with your approval, or the security of the participating reinsurers does not meet with your requirements, please notify this office immediately. If all is in order, please sign and return one copy of this Cover Note to confirm your approval and complete our files.

_______________________________________      ___________________________________
Robert T. Bleckinger, Managing Director       Joel M. Napgezek, Vice President
    Guy Carpenter & Company, Inc.               Guy Carpenter & Company, Inc.

_______________________________________      ___________________________________
              Date                                          Date

_______________________________________
       The Direct General Group

    ___________________________________
                 Date

GUY CARPENTER                                 Page: 8 of 16
                                              File #: 8958-00-0001-00
                                              Effective Date: January 1, 2004
                                              Issue Date:

              NUCLEAR INCIDENT EXCLUSION CLAUSE - PHYSICAL DAMAGE -
                              REINSURANCE - U.S.A.

         1. This Reinsurance does not cover any loss or liability accruing to the Reassured, directly or indirectly, and whether as Insurer or Reinsurer, from any Pool of Insurers or Reinsurers formed for the purpose of covering Atomic or Nuclear Energy risks.

         2. Without in any way restricting the operation of paragraph (1) of this clause, this Reinsurance does not cover any loss or liability accruing to the Reassured, directly or indirectly and whether as Insurer or Reinsurer, from any insurance against Physical Damage (including business interruption or consequential loss arising out of such Physical Damage) to:

                  I. Nuclear reactor power plants including all auxiliary property on the site, or

                  II. Any other nuclear reactor installation, including laboratories handling radioactive materials in connection with reactor installations, and "critical facilities" as such, or

                  III. Installations for fabricating complete fuel elements or for processing substantial quantities of "special nuclear material", and for reprocessing, salvaging, chemically separating, storing or disposing of "spent" nuclear fuel or waste materials, or

                  IV.      Installations other than those listed in paragraph
                           (2) III above using substantial quantities of radioactive isotopes or other products of nuclear fission.

         3.       Without in any way restricting the operations of paragraphs
                  (1) and (2) hereof, this Reinsurance does not cover any loss or liability by radioactive contamination accruing to the Reassured, directly or indirectly, and whether as Insurer or Reinsurer, from any insurance on property which is on the same site as a nuclear reactor power plant or other nuclear installation and which normally would be insured therewith except that this paragraph (3) shall not operate

                  (a) where Reassured does not have knowledge of such nuclear reactor power plant or nuclear installation, or

GUY CARPENTER                                 Page: 9 of 16
                                              File #: 8958-00-0001-00
                                              Effective Date: January 1, 2004
                                              Issue Date:

                  (b) where said insurance contains a provision excluding coverage for damage to property caused by or resulting from radioactive contamination, however caused. However on and after 1st January 1960 this sub-paragraph (b) shall only apply provided the said radioactive contamination exclusion provision has been approved by the Governmental Authority having jurisdiction thereof.

         4.       Without in any way restricting the operations of paragraphs
                  (1), (2) and (3) hereof, this Reinsurance does not cover any loss or liability by radioactive contamination accruing to the Reassured, directly or indirectly, and whether as Insurer or Reinsurer, when such radioactive contamination is a named hazard specifically insured against.

         5. It is understood and agreed that this clause shall not extend to risks using radioactive isotopes in any form where the nuclear exposure is not considered by the Reassured to be the primary hazard.

         6. The term "special nuclear material" shall have the meaning given it in the Atomic Energy Act of 1954 or by any law amendatory thereof.

         7.       Reassured to be sole judge of what constitutes:

                  (a)      substantial quantities, and

                  (b)      the extent of installation, plant or site.

         Note: Without in any way restricting the operation of paragraph (1) hereof, it is understood and agreed that

                  (a) all policies issued by the Reassured on or before 31st December 1957 shall be free from the application of the other provisions of this Clause until expiry date or 31st December 1960 whichever first occurs whereupon all the provisions of this Clause shall apply.

GUY CARPENTER                                 Page: 10 of 16
                                              File #: 8958-00-0001-00
                                              Effective Date: January 1, 2004
                                              Issue Date:

                  (b) with respect to any risk located in Canada policies issued by the Reassured on or before 31st December 1958 shall be free from the application of the other provisions of this Clause until expiry date or 31st December 1960 whichever first occurs whereupon all the provisions of this Clause shall apply.

         12/12/57
         NMA 1119

         NOTES:       Wherever used herein the terms:

                      "Reassured"   shall be understood to mean "Company",
                                    "Reinsured", "Reassured" or whatever other term is used in the attached reinsurance document to designate the reinsured company or companies.

                      "Agreement"   shall be understood to mean "Agreement",
                                    "Contract", "Policy" or whatever other term is used to designate the attached reinsurance document.

                      "Reinsurers"  shall be understood to mean "Reinsurers",
                                    "Underwriters" or whatever other term is used in the attached reinsurance document to designate the reinsurer or reinsurers.

GUY CARPENTER                                 Page: 11 of 16
                                              File #: 8958-00-0001-00
                                              Effective Date: January 1, 2004
                                              Issue Date:

                               NET RETAINED LINES

         This Contract applies only to that portion of any policy which the Company retains net for its own account, and in calculating the amount of any loss hereunder and also in computing the amount or amounts in excess of which this Contract attaches, only loss or losses in respect of that portion of any policy which the Company retains net for its own account shall be included.

         The amount of the Reinsurers' liability hereunder in respect of any loss or losses shall not be increased by reason of the inability of the Company to collect from any other reinsurer(s), whether specific or general, any amounts which may have become due from such reinsurer(s), whether such inability arises from the insolvency of such other reinsurer(s) or otherwise.

         Nothing herein shall in any manner create any obligations or establish any rights against the Reinsurers in favor of any third party or any persons not parties to this Contract.

GUY CARPENTER                                 Page: 12 of 16
                                              File #: 8958-00-0001-00
                                              Effective Date: January 1, 2004
                                              Issue Date:

                                MODE OF EXECUTION

         This Contract may be executed by:

                  1.       An original written ink signature of paper documents.

                  2. An exchange of facsimile copies showing the original written ink signature of paper documents.

                  3. Electronic signature technology employing computer software and a digital signature or digitizer pen pad to capture a person's handwritten signature in such a manner that the signature is unique to the person signing, is under the sole control of the person signing, is capable of verification to authenticate the signature and is linked to the document signed in such a manner that if the data is changed, such signature is invalidated.

         The use of any one or a combination of these methods of execution shall constitute a legally binding and valid signing of this Contract. This Contract may be executed in one or more counterparts, each of which, when duly executed, shall be deemed an original.

GUY CARPENTER                                 Page: 13 of 16
                                              File #: 8958-00-0001-00
                                              Effective Date: January 1, 2004
                                              Issue Date:

                                      TAXES

A. In consideration of the terms under which this Contract is issued, the Company undertakes not to claim any deduction of the premium hereon when making Canadian tax returns or when making tax returns, other than Income or Profits Tax returns, to any state or territory of the United States of America or to the District of Columbia.

B.       1.       Each Subscribing Reinsurer has agreed to allow, for the
                  purpose of paying the Federal Excise Tax, 1% of the premium payable hereon to the extent such premium is subject to Federal Excise Tax.

         2. In the event of any return of premium becoming due hereunder, the Subscribing Reinsurer shall deduct 1% from the amount of the return, and the Company or its agent should take steps to recover the Tax from the U.S. Government.

GUY CARPENTER                                 Page: 14 of 16
                                              File #: 8958-00-0001-00
                                              Effective Date: January 1, 2004
                                              Issue Date:

                                 SERVICE OF SUIT

A. This Article applies only to those Subscribing Reinsurers not domiciled in the United States of America, and/or not authorized in any state, territory and/or district of the United States of America where authorization is required by insurance regulatory authorities.

B. This Article shall not be read to conflict with or override the obligations of the parties to arbitrate their disputes as provided for in the Arbitration Article. This Article is intended as an aid to compelling arbitration or enforcing such arbitration or arbitral award, not as an alternative to the Arbitration Article for resolving disputes arising out of this Contract.

C. In the event of the failure of the Reinsurer to pay any amount claimed to be due hereunder, the Reinsurer, at the request of the Company, shall submit to the jurisdiction of a court of competent jurisdiction within the United States. Nothing in this Article constitutes or should be understood to constitute a waiver of the Reinsurer's rights to commence an action in any court of competent jurisdiction in the United States, to remove an action to a United States District Court, or to seek a transfer of a case to another court as permitted by the laws of the United States or of any state in the United States. The Reinsurer, once the appropriate court is selected, whether such court is the one originally chosen by the Company and accepted by the Reinsurer or is determined by removal, transfer, or otherwise, as provided for above, shall comply with all requirements necessary to give said court jurisdiction and, in any suit instituted against the Reinsurer upon this Contract, shall abide by the final decision of such court or of any appellate court in the event of an appeal.

D. Service of process in such suit may be made upon Messrs. Mendes and Mount, 750 Seventh Avenue, New York, New York 10019-6829. The above-named are authorized and directed to accept service of process on behalf of the Reinsurer in any such suit.

E. Further, pursuant to any statute of any state, territory or district of the United States that makes provision therefor, the Reinsurer hereby designates the Superintendent, Commissioner or Director of Insurance, or other officer specified for that purpose in the statute, or his successor or successors in office, as its true and lawful attorney upon whom may be served any lawful process in any action, suit or proceeding instituted by or on behalf of the Company or any beneficiary hereunder arising out of this Contract, and hereby designates the above-named as the person to whom the said officer is authorized to mail such process or a true copy thereof.

GUY CARPENTER                                 Page: 15 of 16
                                              File #: 8958-00-0001-00
                                              Effective Date: January 1, 2004
                                              Issue Date:

                               ORIGINAL CONDITIONS

All reinsurance under this Contract shall be subject to the same rates, terms, conditions, waivers and interpretations, and to the same modifications and alterations as the respective Policies of the Company. However, in no event shall this be construed in any way to provide coverage outside the terms and conditions set forth in this Contract.

GUY CARPENTER                                 Page: 16 of 16
                                              File #: 8958-00-0001-00
                                              Effective Date: January 1, 2004
                                              Issue Date:

                                ENTIRE AGREEMENT

This Contract sets forth all of the duties and obligations between the Company and the Reinsurer and supersedes any and all prior or contemporaneous or written agreements with respect to matters referred to in this Contract. The Contract may not be modified, amended or changed except by an agreement in writing signed by both parties.

                   2004 Property Catastrophe Excess Reinsures

                    Endurance Specialty Insurance Co. (Bda)

                                XL Re LTD (Bda)
                                IPC Re LTD (Bda)
                       QBE Reinsurance Corporation (Dom)
                   London Placement Thru Guy Carpenter London

GUY CARPENTER                                    Page:           7 of 18
                                                 File #:         8958-00-0001-00
                                                 Effective Date: January 1, 2004

ACCEPTED

LAYER ONE: $3,000,000 EXCESS OF $2,000,000

FIRST LAYER:           25% OF 3000000 REF # 2546

REINSURER:             QBE RE CORP

FEIN #:                23 164 1984

NAIC #:                10219

AUTHORIZED SIGNATURE:  /s/ THOMAS L. RENART

DATE:                  1/22/04

GUY CARPENTER                                    Page:           7 of 18
                                                 File #:         8958-00-0001-00
                                                 Effective Date: January 1, 2004

ACCEPTED

LAYER ONE: $3,000,000 EXCESS OF $2,000,000

FIRST LAYER:           20.00% OF 3,000,000 REF # 005828-003

REINSURER:             ENDURANCE SPECIALITY INSURANCE LTD.

FEIN #:                98 - 0362 - 892

NAIC #:                AA - 3194130

AUTHORIZED SIGNATURE:  /s/ STEPHEN H. R. YOUNG VICE PRESIDENT

DATE:                  JANUARY 16th 2004

GUY CARPENTER                                    Page:           7 of 18
                                                 File #:         8958-00-0001-00
                                                 Effective Date: January 1, 2004

ACCEPTED

LAYER ONE: $3,000,000 EXCESS OF $2,000,000

FIRST LAYER:           15.0% OF $3,000,000 REF # 006847/04

REINSURER:             IPCRe Limited

FEIN #:                AA 3190463

NAIC #:                _____________________________________

AUTHORIZED SIGNATURE:  /s/ GLENN N. B. CLINTON

DATE:                  JANUARY 16th 2004

GUY CARPENTER                                    Page:           7 of 18
                                                 File #:         8958-00-0001-00
                                                 Effective Date: January 1, 2004

ACCEPTED

LAYER ONE: $3,000,000 EXCESS OF $2,000,000

FIRST LAYER:           12.50% OF $3,000,000 REF # 6106/01/2004 BEING $375,000

REINSURER:             XL Re Ltd

FEIN #:                98-0351953

NAIC #:                AA-3190757

AUTHORIZED SIGNATURE:  /s/ ANDREW L. CRICHTON

DATE:                  30th JANUARY 2004

                  MARSH LTD                     Guy Carpenter & Company Ltd
                                                Tower Place
                  per                           London EC3R 5BU
                  Guy Carpenter & Company Ltd   020 7357 1000 Fax: 020 7357 2164
                                                Brit Doc:DX 509 London EC3

GUY CARPENTER & COMPANY INC OF MINNESOTA                 Date: 15th January 2004
CENTENNIAL LAKES
3600 MINNESOTA DR., SUITE 400
EDINA, MN 55435
USA

COVER NOTE NUMBER: TD045204
RENEWING; TD045203

In accordance with your instructions we have arranged reinsurance as follows. Please check this Cover Note carefully to ensure that the cover stated herein is in accordance with your instructions and that the Reinsurers, shown hereunder, with whom it has been effected meet with your approval.

If any of the security shown on this Cover Note is unacceptable to you, please advise us immediately.

Schedule of Reinsurers
HEREON:     25,00%

As attached

                  MARSH LTD

                  per
                  Guy Carpenter & Company Ltd

                             Schedule of Reinsurers

a         2.00%      Aspen Insurance UK Limited, LONDON

a         1.00%      Lloyd's Underwriter Syndicate No, 2987 BRT, LONDON

a         0.40%      Lloyd's Underwriter Syndicate No. 1243 EUL, LONDON

a         0.40%      Lloyd's Underwriter Syndicate No. 2147 SVB, LONDON

a *       0.20%      Aspen Insurance Limited, HAMILTON

          7.00%      Lloyd's Underwriter Syndicate No. 2010 MMX, LONDON

         11.50%      Lloyd's Underwriter Syndicate No. 2001 AML, LONDON

          2.50%      Lloyd's Underwriter Syndicate No. 1243 EUL, LONDON
        ----------
         25.00%

Legend
* This Entity allows Federal Excise Tax

The new US/UK Double Taxation Treaty introduces changes to the exemption from US FET for UK re/insurers from 1 January 2004. It has been confirmed that Lloyds' position is unchanged but the status of UK companies is less clear at this stage. We understand that most UK companies are seeking to continue exemption under the new regulations and we have therefore applied the previous rules for FET liability. We are monitoring the position very closely and will advise as soon as practicable should we be unable to confirm the status of any individual company.

a) Lineslip market signing 50% of 4% IUA
                           45% of 4% Lloyd's
                            5% of 4% Aspen Insurance Bermuda

FOR AND ON BEHALF OF
MARSH LTD

         /s/ JAMES BERESFORD                             /s/ MARTIN VERRILLS
         ---------------------                           -----------------------
         AUTHORISED SIGNATORY                            AUTHORISED SIGNATORY

GUY CARPENTER                           Page:           8 of 18
                                        File #:         8958-00-0001-00
                                        Effective Date: January 1, 2004

LAYER TWO: $5,000,000 EXCESS OF $5,000,000

SECOND LAYER:         20.00% OF 5,000,000   REF # 007913 - 002
REINSURER:            ENDURANCE SPECIALITY INSURANCE LTD.
FEIN #:               98-0362-892
NAIC #:               AA-3194130
AUTHORIZED Signature: /s/ STEPHEN H. R. YOUNG VICE PRESIDENT
Date:                 JANUARY 16th, 2004

GUY CARPENTER                           Page:           8 of 18
                                        File #:         8958-00-0001-00
                                        Effective Date: January 1, 2004

LAYER TWO: $5,000,000 EXCESS OF $5,000,000

SECOND LAYER:         15% OF 5,000,000    REF # 3125
REINSURER:            QBE RE CORP
FEIN #:               23 164 1984
NAIC #:               10219
AUTHORIZED SIGNATURE: /s/ THOMAS L. RENART
DATE:                 1/22/04

[GUY CARPENTER]                     Page:           8 of 18
                                    File:           8958-00-0001-00
                                    Effective Date: January 1, 2004

LAYER TWO: $5,000,000 EXCESS OF $5,000,000

SECOND LAYER:          15.0% OF $5,000,000 REF # 006848/04

REINSURER:             IPCRe LIMITED

FEIN #:                AA 3190463

NAIC #:                _________________________

AUTHORIZED SIGNATURE:  /s/ GLENN N. B. CLINTON

DATE:                  JANUARY 16TH 2004

GUY CARPENTER                                    Page: 8 of 18
                                                 File #: 8958-00-0001-00
                                                 Effective Date: January 1, 2004

LAYER TWO: $5,000,000 EXCESS OF $5,000,000

Second Layer: 12.50 % of $5,000,000 Ref # 6107/01/2004
               being $625,000
REINSURER: XL Re Ltd
FEIN #: FEIN # 98-0351953
NAIC #: NAIC # AA-3190757
AUTHORIZED SIGNATURE: /s/ ANDREW L. CRICHTON
DATE:    30th January 2004

                MARSH LTD                       Guy Carpenter & Company Ltd
                                                Tower Place
                per                             London EC3R 5BU
                Guy Carpenter & Company Ltd     020 7357 1000 Fax: 020 7357 2164
                                                Brit Doc: DX 509 London EC3

GUY CARPENTER & COMPANY INC OF MINNESOTA                 Date: 15th January 2004
CENTENNIAL LAKES
3600 MINNESOTA DR., SUITE 400
EDINA, MN 55435
USA

COVER NOTE NUMBER: TD045304
RENEWING: TD045303

In accordance with your instructions we have arranged reinsurance as follows. Please check this Cover Note carefully to ensure that the cover stated herein is in accordance with your instructions and that the Reinsurers, shown hereunder, with whom it has been effected meet with your approval.

If any of the security shown on this Cover Note is unacceptable to you, please advise us immediately.

Schedule of Reinsurers
HEREON:     35.00%

As attached

                       MARSH LTD

                       per
                       Guy Carpenter & Company Ltd

                          Schedule of Reinsurers

           20.00%         Lloyd's Underwriter Syndicate No. 2001 AML, LONDON

            5.00%         Lloyd's Underwriter Syndicate No. 1243 EUL, LONDON

 a          5.00%         Aspen Insurance UK Limited, LONDON

 a          2.50%         Lloyd's Underwriter Syndicate No. 2987 BRT, LONDON

 a          1.00%         Lloyd's Underwriter Syndicate No. 1243 EUL, LONDON

 a          1.00%         Lloyd's Underwriter Syndicate No, 2147 SVB, LONDON

 a *        0.50%         Aspen Insurance Limited, HAMILTON
           -----
           35.00%

 Legend

 * This Entity allows Federal Excise Tax

The new US/UK Double Taxation Treaty introduces changes to the exemption from US FET for UK re/insurers from 1 January 2004. It has been confirmed that Lloyds' position is unchanged but the status of UK companies is less clear at this stage. We understand that most UK companies are seeking to continue exemption under the new regulations and we have therefore applied the previous rules for FET liability. We are monitoring the position very closely and will advise as soon as practicable should we be unable to confirm the status of any individual company.

 a) Lineslip market signing 50% of 10% IUA

                          45% of 10% Lloyd's
                           5% of 10% Aspen Insurance Bermuda

  FOR AND ON BEHALF OF MARSH LTD

 /s/ JAMES BERESFORD                                    /s/ MARTIN VERRILLS
AUTHORISED SIGNATORY                                    AUTHORISED SIGNATORY

GUY CARPENTER                                    Page: 9 of 18
                                                 File #: 8958-00-0001-00
                                                 Effective Date: January 1, 2004

LAYER THREE: $5,000,000 EXCESS OF $10,000,000

THIRD LAYER: 20.00 % of $5,000,000 REF # P002224001
REINSURER: ENDURANCE SPECIALITY INSURANCE LTD.
FEIN #: 98-0362-892
NAIC #: AA-3194130
AUTHORIZED SIGNATURE: /s/ STEPHEN H. R. YOUNG VICE PRESIDENT
DATE: JANUARY 16th 2004

GUY CARPENTER                                    Page:9 of 18
                                                 File #: 8958-00-0001-00
                                                 Effective Date: January 1, 2004

LAYER THREE: $5,000,000 EXCESS OF $10,000,000

THIRD LAYER: 15 % OF $5,000,000 REF # TBD
REINSURER: QBE RE CORP.
FEIN #:  231641984
NAIC #:  10219
AUTHORIZED SIGNATURE: /s/ THOMAS L. RENART
DATE: 1/22/04

GUY CARPENTER                                    Page:           9 of 18
                                                 File #:         8958-00-0001-00
                                                 Effective Date: January 1, 2004

LAYER THREE: $5,000,000 EXCESS OF $10,000,000

THIRD LAYER:          15.0% OF $5,000,000 REF # 006:49/04

REINSURER:            IPCRe Limited

FEIN #:               AA 3190463

NAIC #: __________________________________________________

AUTHORIZED SIGNATURE: /s/ GLENN N. B. CLINTON

Date:                 JANUARY 16th 2004

GUY CARPENTER                                    Page:           9 of 18
                                                 File #:         8958-00-0001-00
                                                 Effective Date: January 1, 2004

LAYER THREE: $5,000,000 EXCESS OF $10,000,000

THIRD LAYER:     12.50 % OF $5,000,000 REF # 6380/01/2004
                        BEING $675,000

REINSURER:            XL Re LTD

FEIN #:               FEIN # 98-0351953

NAIC #:               NAIC # AA-3190757

AUTHORIZED SIGNATURE: /s/ ANDREW L. CRICHTON

DATE:                 30TH JANUARY 2004

         MARSH LTD                           Guy Carpenter & Company Ltd
                                             Tower Place
         per                                 London EC3R 5BU
         Guy Carpenter & Company Ltd         020 7357 1000 Fax: 020 7357 2164
                                             Brit Doc: DX 509 London EC3

GUY CARPENTER & COMPANY INC OF MINNESOTA                 Date: 15th January 2004
CENTENNIAL LAKES
3600 MINNESOTA DR., SUITE 400
EDINA, MN 55435
USA

COVER NOTE NUMBER: TD045404


In accordance with your instructions we have arranged reinsurance as follows. Please check this Cover Note carefully to ensure that the cover stated herein is in accordance with your instructions and that the Reinsurers, shown hereunder, with whom it has been effected meet with your approval.

If any of the security shown on this Cover Note is unacceptable to you, please advise us immediately.

Schedule of Reinsurers
HEREON:     35.00%

As attached

                          MARSH LTD

                          per
                          Guy Carpenter & Company Ltd

                             Schedule of Reinsurers

         20.00%      Lloyd's Underwriter Syndicate No. 2001 AML, LONDON

          5.00%      Lloyd's Underwriter Syndicate No. 1243 EUL, LONDON

a         5.00%      Aspen Insurance UK Limited, LONDON

a         2.50%      Lloyd's Underwriter Syndicate No. 2987 BRT, LONDON

a         1.00%      Lloyd's Underwriter Syndicate No. 1243 EUL, LONDON

a         1.00%      Lloyd's Underwriter Syndicate No. 2147 SVB, LONDON

a *       0.50%      Aspen Insurance Limited, HAMILTON
         -----
         35.00%

Legend

* This Entity allows Federal Excise Tax

The new US/UK Double Taxation Treaty introduces changes to the exemption from US FET for UK re/insurers from 1 January 2004. It has been confirmed that Lloyds' position is unchanged but the status of UK companies is less clear at this stage. We understand that most UK companies are seeking to continue exemption under the new regulations and we have therefore applied the previous rules for FET liability. We are monitoring the position very closely and will advise as soon as practicable should we be unable to confirm the status of any individual company.

a) Lineslip market signing 50% of 10% IUA
                           45% of 10% Lloyd's
                            5% of 10% Aspen Insurance Bermuda

FOR AND ON BEHALF OF
MARSH LTD

 /s/ JAMES BERESFORD                              /S/ MARTIN VERRILLS
AUTHORISED SIGNATORY                              AUTHORISED SIGNATORY